Exhibit 99

Joint Filer Information

Date of Event
Requiring Statement:	February 29, 2012

Issuer Name and Ticker
or Trading Symbol:	Cobalt International Energy, Inc. [CIE]

Designated Filer:	C/R Energy GP III, LLC

Other Joint Filers:	Carlyle/Riverstone Energy Partners III, L.P.,
Carlyle/Riverstone Global Energy and Power Fund III, L.P.,
C/R Energy III Cobalt Partnership, L.P.,
C/R Energy GP II, LLC,
Carlyle/Riverstone Energy Partners II, L.P.,
C/R Cobalt Investment Partnership, L.P.,
C/R Energy Coinvestment II, L.P.,
TCG Holdings, L.L.C.,
Carlyle Energy Coinvestment III GP, L.L.C.,
Carlyle Energy Coinvestment III, L.P.,
Riverstone Holdings LLC,
Riverstone Energy Coinvestment III, L.P.,
Riverstone Coinvestment III GP, L.L.C.

Addresses:

The address of each of the reporting persons is c/o Riverstone Holdings LLC, 712 Fifth Avenue, 51st Floor, New York, NY 10019, except for TCG Holdings, L.L.C., Carlyle Energy Coinvestment III GP, L.L.C., and Carlyle Energy Coinvestment III, L.P., whose address is c/o The Carlyle Group, 1001 Pennsylvania Ave. NW, Suite 220 South, Washington, D.C. 20004-2505.

Signatures:

Dated:	March 2, 2012

C/R ENERGY GP III, LLC

by:	/s/ Thomas Walker
Name:	Thomas Walker
Title:	Authorized Person

CARLYLE/RIVERSTONE ENERGY PARTNERS III, L.P.
by: C/R Energy GP III, LLC, its General Partner

by:	/s/ Thomas Walker
Name:	Thomas Walker
Title:	Authorized Person

CARLYLE/RIVERSTONE GLOBAL ENERGY AND POWER FUND III, L.P.
by: Carlyle/Riverstone Energy Partners III, L.P., its General Partner
by: C/R Energy GP III, LLC, its General Partner

by:	/s/ Thomas Walker
Name:	Thomas Walker
Title:	Authorized Person

C/R ENERGY III COBALT PARTNERSHIP, L.P.
by: Carlyle/Riverstone Energy Partners III, L.P., its General Partner
by: C/R Energy GP III, LLC, its General Partner

by:	/s/ Thomas Walker
Name:	Thomas Walker
Title:	Authorized Person

C/R ENERGY GP II, LLC

by:	/s/ Thomas Walker
Name:	Thomas Walker
Title:	Authorized Person

CARLYLE/RIVERSTONE ENERGY PARTNERS II, L.P.
by: C/R Energy GP II, LLC, its General Partner

by:	/s/ Thomas Walker
Name:	Thomas Walker
Title:	Authorized Person

C/R COBALT INVESTMENT PARTNERSHIP, L.P.
by: Carlyle/Riverstone Energy Partners II, L.P., its General Partner
by: C/R Energy GP II, LLC, its General Partner

by:	/s/ Thomas Walker
Name:	Thomas Walker
Title:	Authorized Person

C/R ENERGY COINVESTMENT II, L.P.
by: Carlyle/Riverstone Energy Partners II, L.P., its General Partner
by: C/R Energy GP II, LLC, its General Partner

by:	/s/ Thomas Walker
Name:	Thomas Walker
Title:	Authorized Person

TCG HOLDINGS, L.L.C.

by:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	David M. Rubenstein
Title:	Managing Director

CARLYLE ENERGY COINVESTMENT III GP, L.L.C.
by: TCG Holdings, L.L.C., its General Partner

by:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	David M. Rubenstein
Title:	Managing Director

CARLYLE ENERGY COINVESTMENT III, L.P.
by: Carlyle Energy Coinvestment III GP, L.L.C., its General Partner
by: TCG Holdings, L.L.C., its General Partner

by:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	David M. Rubenstein
Title:	Managing Director

RIVERSTONE HOLDINGS LLC

by:	/s/ Thomas Walker
Name:	Thomas Walker
Title:	Authorized Person

RIVERSTONE COINVESTMENT GP LLC
by: Riverstone Holdings LLC, its Managing Member

by:	/s/ Thomas Walker
Name:	Thomas Walker
Title:	Authorized Person

RIVERSTONE ENERGY COINVESTMENT III, L.P.
by: Riverstone Coinvestment GP LLC, its General Partner
by: Riverstone Holdings LLC, its Managing Member

by:	/s/ Thomas Walker
Name:	Thomas Walker
Title:	Authorized Person